Offerings - Offering: 1	Apr. 20, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 0.00
Amount of Registration Fee	$ 0.00
Offering Note	The aggregate maximum purchase price for units of beneficial interest was $302,235,240.42, based upon the estimated net asset value per Class 1 Unit, the estimated net asset value per Class 2 Unit, the estimated net asset value per Class 3 Unit, the estimated net asset value per Class 4 Unit, and the estimated net asset value per Class 5 Unit as of October 31, 2025. The table reports a transaction valuation of $0.00 because AMG Pantheon Fund, LLC (the "Issuer") is relying on the SEC staff's no-action relief applicable to master-feeder structures for fees on shares offered for repurchase in corresponding tender offers. See Ironwood Multi-Strategy Fund LLC and Ironwood Institutional Multi-Strategy Fund LLC, SEC No-Action Letter (pub. avail. April 19, 2017). The Issuer is a feeder fund in a master-feeder structure, whereby the Issuer invests substantially all of its assets in AMG Pantheon Master Fund, LLC (the "Master Fund"). Units of beneficial interest repurchased by the Issuer through this tender offer may have corresponding units of beneficial interest repurchased by the Master Fund through a corresponding tender offer. The Master Fund pays tender offer registration fees for its corresponding tender offer, which is subject to Rule 13e-4. No fee was required to be paid in connection with the filing of the Schedule TO-I by AMG Pantheon Fund, LLC (File No. 005-89632) on December 22, 2025 (the "Schedule TO"). This is the final amendment to the Schedule TO and is being filed to report the results of the offer.